UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2018 (August 13, 2018)

PGT Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37971	20-0634715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Technology Drive North Venice, Florida		34275
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (941) 480-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment”) is being filed by PGT Innovations, Inc. (the “Company”) solely for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (“SEC”) on August 13, 2018 (the “Original Form 8-K”) in connection with the acquisition by the Company of all of the equity interests of GEF WW Parent LLC, a Delaware limited liability company and a parent company of WWS Acquisition, LLC d/b/a Western Window Systems (“GEF WW”), and WWS Blocker LLC, a Delaware limited liability company (“Blocker,” and, together with GEF WW, “Western Window Systems”) pursuant to the terms of a definitive purchase agreement dated as of July 24, 2018 (the “Purchase Agreement”) by and among the Company, Coyote Acquisition Co., a Delaware corporation and a wholly owned subsidiary of the Company, GEF WW, Blocker and various entities that collectively owned all of the equity interests of GEF WW (collectively, the “Sellers”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K, and is permitted to be filed by amendment no later than 71 calendar days after the date the Original Form 8-K was required to be filed with the SEC.

Item 8.01.	Other Items.

The information contained in Items 9.01(a) and 9.01(b) is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheets of Western Window Systems as of December 31, 2017, 2016 and 2015 and the audited consolidated statements of operations, members’ equity and cash flows of Western Window Systems for the years ended December 31, 2017 and 2016, the five-month period ended December 31, 2015 (Successor) and the seven-month period ended July 31, 2015 (Predecessor) are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Western Window Systems as of June 30, 2018 and the unaudited condensed consolidated statement of operations and cash flows of Western Window Systems for the six months ended June 30, 2018 and 2017 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined consolidated balance sheet of the Company as of June 30, 2018 and the unaudited pro forma condensed combined consolidated statements of operations of the Company for the year ended December 30, 2017 and the six months ended June 30, 2018 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of RSM US LLP, Independent Auditor

99.1	Audited consolidated balance sheets of Western Window Systems as of December 31, 2017, 2016 and 2015 and audited consolidated statements of operations, members’ equity and cash flows of Western Window Systems for the years ended December 31, 2017 and 2016 and for the five-month period ended December 31, 2015 (Successor) and the seven-month period ended July 31, 2015 (Predecessor)

99.2	Unaudited condensed consolidated balance sheet of Western Window Systems as of June 30, 2018 and unaudited condensed consolidated statements of operations and cash flows of Western Window Systems for the six months ended June 30, 2018 and 2017

99.3	Unaudited pro forma condensed combined consolidated balance sheet of the Company as of June 30, 2018 and unaudited pro forma condensed combined consolidated statements of operations of the Company for the year ended December 30, 2017 and the six months ended June 30, 2018

This Current Report on Form 8-K, together with the exhibits attached hereto (collectively, this “Form 8-K”), contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange

Act”) and the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may,” “expect,” “expectations,” “outlook,” “forecast,” “guidance,” “intend,” “believe,” “could,” “project,” “estimate,” “anticipate,” “should” and similar terminology. These risks and uncertainties include factors such as:

•

our ability to successfully integrate the Western Window Systems operations into our existing operations and the diversion of management’s attention from ongoing business and regular business responsibilities to effect such integration;

•	the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, the acquisition of Western Window Systems;

•

the risk that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits from the acquisition of Western Window Systems may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates;

•	disruption from the acquisition of Western Window Systems making it more difficult to maintain relationships with customers or suppliers of Western Window Systems;

•	our level of indebtedness, which increased in connection with the acquisition of Western Window Systems;

•

adverse changes in new home starts and home repair and remodeling trends, especially in the state of Florida, where the substantial portion of our sales are currently generated and are expected to continue to be generated, and in the western United States, where the substantial portion sales of the Western Window Systems operations are generated, and in the U.S. generally;

•

macroeconomic conditions in Florida, where the substantial portion of our sales are generated, and in California, Texas, Arizona, Nevada, Colorado, Oregon, Washington and Hawaii, where the substantial portion of the products of Western Window Systems’ operations are sold, and in the U.S. generally;

•	raw material prices, especially for aluminum, glass and vinyl, including, price increases due to the implementation of tariffs and other trade-related restrictions;

•	our dependence on a limited number of suppliers for certain of our key materials;

•	sales fluctuations to and changes in our relationships with key customers;

•

in addition to the acquisition of Western Window Systems, our ability to successfully integrate businesses we may acquire, or that any business we acquire may not perform as we expected at the time we acquired it;

•	increases in transportation costs, including due to increases in fuel prices;

•	our dependence on our impact-resistant product lines and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products;

•	product liability and warranty claims brought against us;

•	federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations;

•	our dependence on our limited number of geographically concentrated manufacturing facilities;

•

risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by “hackers” and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; and

•	the other risks and uncertainties discussed in our other filings with the SEC.

Statements in this Form 8-K that are forward-looking statements include, without limitation, our expectations regarding: the assumptions and estimates made in the unaudited pro forma financial statements, including with respect to the valuation of assets for the purposes of purchase price accounting and allocation and the realization of the expected benefits of the acquisition of Western Window Systems, including the ability to sell products of the Western Window Systems operations profitably in the near term or at all in the repair and remodel market and in PGT Innovations’ core markets, and the ability to sell PGT Innovations’ products in Western Window Systems’ core markets profitably or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by law, we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT Innovations, Inc.

Date: September 11, 2018	By:	/s/ Brad West
Name: Brad West
Title: Sr. Vice President and Chief Financial Officer